UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K/A
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2013
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
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MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET, SUITE 1100
DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On February 7, 2013, Apartment Investment and Management Company ("Aimco") issued a correction of its fourth quarter 2012 earnings release, which was issued earlier that day.  In the previously issued earnings release, the January 2013 new lease rent increases were incorrectly reported as 3.1%, which rate was in fact 2.1%. Renewal rent increases and weighted average rent increases as initially reported were 5.3% and 3.8%, respectively, and were not affected by this correction. A revised copy of Aimco's fourth quarter 2012 earnings release and supplemental schedules is attached hereto as Exhibit 99.1 and is furnished herewith.

Aimco will hold its fourth quarter 2012 earnings conference call on February 8, 2013, at 1:00 p.m. Eastern time. You may join the conference call through an Internet audiocast accessed through Aimco's website at www.aimco.com/investors/events-presentations/webcasts. Alternatively, you may join the conference call by telephone by dialing 866-843-0890, or 412-317-9250 for international callers, and using passcode 9327149. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.

If you are unable to join the live conference call, you may access the replay until 9:00 a.m. Eastern time on February 23, 2013, by dialing 877-344-7529, or 412-317-0088 for international callers, and using passcode 10007657 or you may access the audiocast replay on Aimco's website at www.aimco.com/investors/events-presentations/webcasts. Please note that the full text of the press release and supplemental schedules are available through Aimco's website at www.aimco.com/investors/financial-reports/quarterly-earning-reports. The information contained on Aimco's website is not incorporated by reference herein.

ITEM 9.01.     Financial Statements and Exhibits.

The following exhibits are furnished with this report:

    Exhibit Number             Description

99.1                Corrected Fourth Quarter 2012 Earnings Release dated February 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 7, 2013

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Ernest M. Freedman
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Ernest M. Freedman
Executive Vice President and Chief Financial Officer